UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported):  May 24, 2010 (May 19, 2010)

Oreon Rental Corporation
(Exact Name of Registrant as Specified in its Charter)
______________________________________________________________________________

Nevada	333-156077	98-0599151
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 California Ave., Tower B-210, BAkersfield, CA 93309
 (Address of principal executive offices)

Registrant’s telephone number, including area code:                                                                                                           (661) 377-2911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K constitute “forward-looking statements.” These statements, identified by words such as “plan,” “anticipate,” “believe,” “estimate,” “should,” “expect” and similar expressions include our expectations and objectives regarding our future financial position, operating results and business strategy. These statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements. Such risks and uncertainties include those set forth in this Current Report on Form 8-K. We do not intend to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information. We advise you to carefully review the reports and documents we file from time to time with the Securities and Exchange Commission (the “SEC”), particularly our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

As used in this report, the terms “we,” “us,” “our,” “Oreon,” and the “Company” means Oreon Rental Corporation, unless otherwise indicated.

ITEM 5.01 Changes in Control of Registrant.

On May 24, 2010, Alvaro Vollmers transferred 1,400,000 shares of Common Stock, $0.00001 par value (the “Common Stock”) to the Company.  The Company intends to hold these shares in treasury until cancelled by further action by the Board of Directors. Mr. Vollmers is President, Secretary, Treasurer, and the sole director of the Company.

Mr. Vollmers received no consideration from the Company for the shares he transferred.  Mr. Vollmers transferred the shares in anticipation of a 70:1 stock split approved by the sole director and by shareholders holding at least a majority of the issued and outstanding Common Stock, with the intent of creating a more flexible capital structure for the Company. See Item 5.07 “Submission of Matters to a Vote of Security Holders.”

Immediately prior to the stock transfer described above, Mr. Vollmers owned 1,550,000 shares of Common Stock, or 59.4% of the issued and outstanding shares of Common Stock. Immediately after the stock transfer, Mr. Vollmers owned 150,000 shares of Common Stock, or approximately 12.4% of the issued and outstanding shares of Common Stock.

As disclosed on a Current Report on Form 8-K filed with the SEC on May 10, 2010, Mr. Vollmers acquired his 1,550,000 shares of Common Stock from Dzvenyslava Protskiv on May 4, 2010. Ms. Protskiv was formerly the majority shareholder and sole officer and director of the Company. Also on May 4, 2010, Ms. Protskiv sold 450,000 shares of Common Stock to John G. Rhoden. Immediately following the stock transfer from Mr. Vollmers to the Company, Mr. Rhoden owned approximately 37% of the issued and outstanding shares of Common Stock.

There are no arrangements or understandings among members of both the former and the new control groups and their respective associates with respect to election of directors or other matters. We are not aware of any arrangement that might result in a change in control in the future.

Prior to the change of control, the Company was a “shell company” as defined in Rule 12b-2 of the Securities Exchange Act of 1934.  In accordance with Item 5.01(a)(8) of Form 8-K, the Company is providing the additional information that would be required if it was filing a registration statement on Form 10 under the Exchange Act as a smaller reporting company.

Form 10 Information

The following information required on Form 10 has been previously reported by the Company and may be found in the following filings:

Form 10 Item	Company Filing

Item 1. Business	Form 10-K filed on February 16, 2010 and
Form 8-K filed on May 17, 2010

Item 1A. Risk Factors	Form 10-K filed on February 16, 2010 and
Form 10-Q filed on March 17, 2010

Item 2. Financial Information	Form 10-K filed on February 16, 2010 and
Form 10-Q filed on March 17, 2010

Item 3. Properties	Form 10-K filed on February 16, 2010

Item 5. Directors and Executive Officers	Form 8-K filed on January 7, 2010 and
Form 10-K filed on February 16, 2010

Item 6. Executive Compensation	Form 10-K filed on February 16, 2010

Item 7. Certain Relationships	Form 10-K filed on February 16, 2010
and Related Transactions, and
Director Independence

Item 8. Legal Proceedings	Form 10-K filed on February 16, 2010

Item 9. Market Price of and Dividends on the	Form 10-K filed on February 16, 2010
Registrants Common Equity and Related
Stockholder Matters.

Item 10. Recent Sales of Unregistered Securities	Form 10-Q filed on March 17, 2010,
Form 8-K filed May 4, 2010

Item 11. Description of Registrant’s Securities	Form S-1 filed on December 12, 2008
to be Registered

Item 12. Indemnification of Directors	Form S-1 filed on December 12, 2008
and Officers

Item 13. Financial Statements and	Form 10-K filed on February 16, 2010 and
Supplementary Data	Form 10-Q filed on March 17, 2010

Item 14. Changes in and Disagreements with	Form 8-K/A filed on February 11, 2010
Accountants on Accounting and Financial
Disclosure

Item 15. Financial Statements and Exhibits	Form 10-K filed on February 16, 2010 and
Form 10-Q filed on March 17, 2010

Item 4.                      Security Ownership of Certain Beneficial Owners and Management.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of May 24, 2010 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities; (ii) each of our directors; (iii) each of our named executive officers; and (iv) officers and directors as a group.  Unless otherwise indicated, the shareholder listed possesses sole voting and investment power with respect to the shares shown.  Note:  the following amounts do not give effect to the stock split transaction disclosed in Items 5.03 and 5.07 of this Current Report.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)
DIRECTORS AND EXECUTIVE OFFICERS
Common Stock	Alvaro Vollmers Sole Director and Officer	150,000 Shares	12.4%
5% STOCKHOLDERS
Common Stock	Alvaro Vollmers	150,000 Shares	12.4%
Common Stock	John G. Rhoden	450,000 Shares	37%
Common Stock	New World Petroleum Corp.	100,000 Shares	8.3%

Notes:

(1) Based on 1,210,000 shares of our common stock issued and outstanding as of May 24, 2010. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on May 24, 2010.

CHANGE IN CONTROL

We are not aware of any arrangement that might result in a change in control in the future.

Item 7.                      Certain Relationships and Related Transactions, and Director Independence.

In addition to the information in the Company’s Form 10-K filed on February 16, 2010, the information in Item 5.01 of this Form 8-K, “Changes in Control of the Registrant” is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2010, Alvaro Vollmers, the sole director of the Company and the stockholder holding at least a majority of the issued and outstanding shares of the Company, acting by written consent, approved Amended and Restated Articles of Incorporation.  The Amended and Restated Articles of Incorporation have not been filed with the Nevada Secretary of State pending preliminary approval by FINRA of documents relating to a 70:1 forward stock split and the change of the Company’s name; however, the Company anticipates that the Amended and Restated Articles of Incorporation will be filed prior to, and will be effective on, June 11, 2010.

The Amended and Restated Articles of Incorporation amended the Company’s Articles of Incorporation, as amended, as follows:

1.	To change the name of the Company from Oreon Rental Corporation to American Liberty Petroleum Corp.
2.	To increase the number of authorized shares of Common Stock from 75,000,000 to 450,000,000.
3.	To add an Article authorizing the Board of Directors to adopt, alter, amend or repeal the Bylaws of the Company, including any Bylaw adopted by the stockholders.
4.
To add an Article stating that the Company may indemnify a director or officer of the Company to the fullest extent allowed by Nevada law, and may indemnify any other person for whom indemnification is allowed by Nevada law, and to purchase insurance for this purpose.

The Amended and Restated Articles of Incorporation were approved, in part, in connection with a 70:1 forward stock split which the Company plans to make effective to stockholders of record as of June 11, 2010, subject to approval by FINRA and the filing of the Articles of Incorporation as noted above. The stock split, along with the transfer of 1,400,000 shares of Common Stock by Mr. Vollmers discussed in Item 5.01 herein,  is intended to create a more flexible capital structure that the Company believes will be of assistance in completing additional financing transactions in the future.  The Company’s success is presently conditioned on its ability to raise significant amounts of capital in the future so that it can pursue its business plan as described in its public reports.  If the Company is not successful in doing so, then its business is likely to fail.

5.07 Submission of Matters to a Vote of Security Holders.

On May 19, 2010, stockholders holding at least a majority of the issued and outstanding shares of Common Stock, acting by written consent, approved resolutions to:

1.	Change the name of the Company from Oreon Rental Corporation to American Liberty Petroleum Corp.
2.	Effect a 70:1 stock split, as approved by the sole director, to stockholders of record as of June 11, 2010.
3.	In connection with the 70:1 stock split, increase the number of authorized shares of Common Stock from 75,000,000 to 450,000,000.
4.	Approve the Amended and Restated Articles of Incorporation. Please see Item 5.03, “Amendments to Articles of Incorporation” for a description of the Amended and Restated Articles of Incorporation.

The Written Consent was executed by Alvaro Vollmers, who, on May 19, 2010, owned approximately 59.4% of the issued and outstanding shares of Common Stock.

Item 9.01 Exhibits.

3.  Text of the Amended and Restated Articles of Incorporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OREON RENTAL CORPORATION

Date: May 24, 2010	By:	/s/ Alvaro Vollmers
President